Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	December 31,
	2019	2018
Lab equipment	$18,214	$10,771
Office equipment	2,211	1,610
Furniture and fixtures	1,301	599
Leasehold improvements	10,316	2,076
Assets under construction	4,687	8,620
Less: accumulated depreciation	(8,565)	(3,708)
Total property and equipment, net	$28,164	$19,968